EXHIBIT 32

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of United-Guardian, Inc. (the "Company") on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the "Report"), I, Ken Globus, President and Principal Executive Officer of the Company, and I, Andrea Young, Principal Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2022	By:	/s/ Ken Globus Ken Globus President & Principal Executive Officer

	By:	/s/ Andrea Young Andrea Young Principal Financial Officer